Exhibit I-1
                                                         File No. 70-9577

                   CINERGY CORP. SYSTEM CORPORATE STRUCTURE
                             AS OF 12/31/99

    Cinergy Corp. (Delaware, 6/30/1993)

         Cinergy Services, Inc. (Delaware, 2/23/1994)

         The Cincinnati Gas & Electric Company (Ohio, 4/3/1837)

              The Union Light, Heat and Power Company (Kentucky,
              3/20/1901)
              Tri-State Improvement Company (Ohio, 1/14/1964) Lawrenceburg Gas Company (Indiana, 5/5/1868)
              The West Harrison Gas and Electric Company (Indiana,
              8/19/1942)
              Miami Power Corporation (Indiana, 3/25/1930)
              KO Transmission Company (Kentucky, 4/11/1994)
              Ohio Valley Electric Corporation (Ohio, 10/1/52)/1/

         PSI Energy, Inc. (Indiana, 9/6/1941)

              South Construction Company, Inc. (Indiana, 5/31/1934)

         Cinergy Investments, Inc. (Delaware, 10/24/1994)

              (please see attachment for listing of subsidiaries)

         Cinergy Global Resources, Inc. (Delaware, 5/15/1998)
              (please see attachment for listing of subsidiaries)

    Cinergy Foundation, Inc. (Indiana, 12/7/1988)


                                DOMESTIC
                       NON-REGULATED CORPORATIONS


    Cinergy Investments, Inc. (Delaware, 10/24/1994)/2/
         Cinergy-Cadence, Inc. (Indiana, 12/27/1989; formerly PSI Power
          Resource Operations, Inc.)
              Cadence Network LLC (Delaware, 9/3/1997)/3/
         Cinergy Capital & Trading, Inc. (Indiana, 10/8/1992; formerly Wholesale Power Services, Inc.)
              CinCap MVC OpCo, LLC (Delaware, 9/28/99)
              CinCap IV, LLC (Delaware, 12/3/1997)/4/
              CinCap V, LLC (Delaware, 7/21/98)/5/
              CinCap VI, LLC (Delaware, 9/18/98)
              CinCap VIII, LLC (Delaware, 12/2/98)
                   VMC Generating Company/6/
                        CinCap VII, LLC (Delaware, 12/2/98)
                        Duke Energy Madison, LLC
                        Duke Energy Vermillion, LLC
              Westwood Operating Company, LLC (Delaware, 10/2/98)
              CinPower I, LLC (Delaware, 6/12/1998)
              Cinergy Marketing & Trading, LLC (Delaware, 10/27/95;
               formerly Producers Energy Marketing, LLC)
         Cinergy Communications, Inc. (Delaware, 9/20/1996)
              Cinergy Telecommunication Networks Holdings, Inc. (Delaware,
               12-7-99)
              Lattice Communications, LLC (Delaware, 1/7/99)/7/
         Cinergy Engineering, Inc. (Ohio, 3/28/1997)
         Cinergy-Centrus, Inc. (Delaware, 4/23/98; formerly Cinergy-Ideon,
         Inc.)
              Centrus, LLP (Indiana, 7/7/1998)/8/
         Cinergy-Centrus Communications, Inc. (Delaware, 7/17/98)
         Cinergy Resources, Inc. (Delaware, 1/10/1994; formerly CG&E
          Resource Marketing, Inc.)
         Cinergy Solutions, Inc. (Delaware, 2/1//1997)
              (please see attached list of subsidiaries)
         Cinergy Supply Network, Inc. (Delaware, 1/14/98)
              Reliant Services, LLC (Indiana, 6/25/98)/9/
         Cinergy Technology, Inc. (Indiana, 12/12/1991; formerly PSI Environmental Corp.)
         Enertech Associates, Inc. (Ohio, 10/26/1992)/10/


                                DOMESTIC
                       NON-REGULATED CORPORATIONS

    Cinergy Investments, Inc. (Delaware, 10/24/1994)/11/

         Cinergy Solutions, Inc. (Delaware, 2/11/1997)
              1388368 Ontario Inc. (Ontario, 12/2/99)
                   Cinergy Solutions Limited Partnership (Ontario,
                   12/14/99)/12/
              3036243 Nova Scotia Company (Nova Scotia, 12/10/99)
                   Cinergy Solutions Limited Partnership (Ontario,
                   12/14/99)/12/
              Cinergy Business Solutions, Inc. (Delaware, 4/6/98)
                   Rose Technology Group Limited (Ontario, 3/9/84)/13/
              Cinergy Customer Care, Inc. (Delaware, 8/21/98)
              Cinergy EPCOM, LLC (Delaware, 8/20/99)
              Cinergy EPCOM College Park, LLC (Delaware, 8/20/99) Cinergy Solutions of Golden, Inc.(Delaware, 3/22/99) Cinergy Solutions of Tuscola, Inc. (Delaware, 10/13/98) Energy Equipment Leasing LLC (Delaware, 11/12/98)/14/ Trigen-Cinergy Solutions LLC (Delaware, 2/18/1997) /15/ Trigen-Cinergy Solutions of Ashtabula LLC (Delaware, 4-21-99)/14/
              Trigen-Cinergy Solutions of Baltimore LLC (Delaware,
              11/10/98)/14/
              Trigen-Cinergy Solutions of Boca Raton, LLC (Delaware,
              9/4/98)/16/
              Trigen-Cinergy Solutions of Cincinnati LLC (Ohio,
              8/29/1997)/17/
              Trigen-Cinergy Solutions of College Park, LLC (Delaware, 2/18/99)/14/
              Trigen-Cinergy Solutions of Danville LLC (Delaware,
              11/29/99)
              Trigen-Cinergy Solutions of Illinois L.L.C. (Delaware, 4/17/1997)/14/
              Trigen-Cinergy Solutions of Lansing LLC (Delaware,
              11/3/99)/16/
              Trigen-Cinergy Solutions of Orlando LLC (Delaware,
              6/12/1998)/16/
              Trigen-Cinergy Solutions of Owings Mills LLC (Delaware,
              9/20/99)/14/
              Trigen-Cinergy Solutions of Owings Mills Energy Equipment Leasing, LLC (Delaware, 10/20/99)/14/
              Trigen-Cinergy Solutions of Rochester LLC (Delaware,
              10/20/99)/14/
              Trigen-Cinergy Solutions of Silver Grove LLC (Delaware,
              3/18/99)/14/
              Trigen-Cinergy Solutions of St. Paul LLC (Delaware
              8/13/98)/14/
                   St. Paul Cogeneration LLC (Minnesota, 12/18/98)/18/
              Trigen-Cinergy Solutions of Tuscola, LLC (Delaware,
              8/21/98)/14/

                             INTERNATIONAL
                       NON-REGULATED CORPORATIONS

Cinergy Global Resources, Inc. (Delaware, 5/15/1998)/19/

    Cinergy Global Power, Inc. (Delaware, 9/4/1997; formerly Cinergy Investments MPI, Inc.)
         Cinergy Global Ely, Inc. (Delaware, 8/28/98)
              EPR Ely Power Limited (England, 5/7/98)/20/
                   EPR Ely Limited (England, 7/10/97)
                        Ely Power Limited (England, 7/3/97)
                        Anglian Straw Limited (England, 5/14/90)
         Cinergy Global Foote Creek, Inc. (Delaware, 5/4/99)
              Foote Creek III, LLC (Delaware, 1/8/99)
         Cinergy Global Foote Creek II, Inc. (Delaware, 11/23/99)
              Foote Creek II, LLC
         Cinergy Global Power Services Limited (England, 8/14/1997; formerly MPI International Limited)
              Cinergy Global Power Limited (England, 2/5/98)
              MPI International Limited (England, 2/5/98; formerly Cinergy Global Power Services Limited)
         Cinergy Global Power (UK) Limited (England, 2/5/98)
              Cinergy Global Trading Limited (England, 5-25-99)
         Cinergy Global San Gorgonio, Inc. (Delaware, 10/13/98)
              San Gorgonio Westwinds II, LLC (California, 10/13/98)/21/ Cinergy Global Holdings, Inc. (Delaware, 12/18/98)
              Cinergy Holdings B.V. (The Netherlands, 4/7/48; formerly Watercorner Investments B.V.)
                   (please see attached list of subsidiaries)
         Cinergy Global (Cayman) Holdings, Inc. (Cayman Islands, 9/4/1997; formerly Cinergy MPI III, Inc.)
              Cinergy Global Hydrocarbons Pakistan (Cayman Islands, 9/4/1997; formerly Cinergy MPI I, Inc.)
              Cinergy Global Tsavo Power (Cayman Islands, 9/4/1997; formerly Cinergy MPI II, Inc.)
              Cinergy MPI IV, Inc. (Cayman Islands, 9/4/1997)
              Cinergy MPI V, Inc. (Cayman Islands, 9/4/1997)
              Cinergy MPI VI, Inc. (Cayman Islands, 9/4/1997)
              Cinergy MPI VII, Inc. (Cayman Islands, 9/4/1997)
              Cinergy MPI VIII, Inc. (Cayman Islands, 9/4/1997)
              Cinergy MPI IX, Inc. (Cayman Islands, 9/4/1997)
              Cinergy MPI X, Inc. (Cayman Islands, 9/4/1997)
              Cinergy MPI XI, Inc. (Cayman Islands, 9/4/1997)
              Cinergy MPI XII, Inc. (Cayman Islands, 9/4/1997)
              Cinergy MPI XIII, Inc. (Cayman Islands, 9/4/1997)
              Cinergy MPI XIV, Inc. (Cayman Islands, 9/4/1997)
              Cinergy MPI XV, Inc. (Cayman Islands, 9/4/1997)
         Midlands Hydrocarbons (Bangladesh) Limited (England, 6/29/93) Powermid No. 1 (England, 11/6/97)/22/
         Cinergy Global Power Africa (Pty) Limited (South Africa)
    Cinergy UK, Inc. (Delaware, 5/1/1996)
    PSI Argentina, Inc. (Indiana, 4/10/1992)
         Costanera Power Corp. (Indiana, 4/10/1992)
    PSI Energy Argentina, Inc. (Indiana, 6/5/1992)


                             INTERNATIONAL
                       NON-REGULATED CORPORATIONS

Cinergy Global Resources, Inc. (Delaware, 5/15/1998)

    Cinergy Global Power, Inc. (Delaware, 9/4/1997; formerly Cinergy Investments MPI, Inc.)

       Cinergy Global Holdings, Inc. (Delaware, 12/18/98)

           Cinergy Holdings B.V. (The Netherlands, 4/7/48; formerly Watercorner Investments B.V.)
                   Cinergy Zambia B.V. (The Netherlands, 11/18/85; formerly MPII (Zambia) B.V.)
                       Copperbelt Energy Corporation PLC (Republic of
                         Zambia, 9/19/97)/23/
                   Cinergy Turbines B.V. (The Netherlands, 7/7/83; formerly Cedarwood B.V.)
                       EOS PAX I S.L. (Spain)/24/
                       EOS PAX IIa S.L. (Spain)/24/
    Cinergy Hydro B.V. (The Netherlands, 2/13/95; formerly
    Midlands Power International B.V.)
                   Cinergy Global Baghabari I B.V. (The Netherlands,
                   3/5/99)
                       Baghabari Power Company Limited/25/
                   Cinergy Global Baghabari II B.V. (The Netherlands,
                   3/5/99)
                       Baghabari Power Company Limited (Bangladesh,
                       3/18/99)/25/
                   Cinergy Global 3 B.V. (The Netherlands, 7/15/99) Cinergy Global 4 B.V. (The Netherlands, 7/15/99)


                              INTERNATIONAL
                       NON-REGULATED CORPORATIONS

Cinergy Global Resources, Inc. (Delaware, 5/15/1998)

    Cinergy Global Power, Inc. (Delaware, 9/4/1997; formerly Cinergy Investments MPI, Inc.)

       Cinergy Global Holdings, Inc. (Delaware, 12/18/98)

           Cinergy Holdings B.V. (The Netherlands, 4/7/48; formerly Watercorner Investments B.V.)

                   Cinergy Hydro B.V. (The Netherlands, 2/13/95; formerly Midlands Power International B.V.)
         Construcciones y Representaciones Industriales S.A.
         (Spain, 1944)/26/
                        Cinergy Global Power Iberia, S.A. (Spain, 6/17/98)
                            Escambeo, S.L. (Spain, 12/21/99)/27/
                        Parque Eolico de Ascoy, S.A. (Spain, 4/1/98)/28/ Ventoabrego, S.L. (Spain, 11/17/99)/29/
                       Vendresse Limited (Isle of Man, 3/2/95)
    Cinergy 1 B.V. (The Netherlands, 9/11/64; formerly
    Midlands Power I B.V.)
                        Startekor Investeeringute OU (Estonia, 7/6/98)/30/
                           Aktsiaselts Narva Elektrivork (Estonia, 9/4/97) Cinergy Global Resources 1 B.V. (The Netherlands, 5/31/68; formerly
     Midlands Power Europe B.V.)
                         Moravske Teplarny a.s. (formerly Teplarna Svit a.s.)
                         Plzenska Energetika s.r.o. (formerly Skoda
                         Energetika s.r.o.)
                         Cinergy Global Resources a.s.
                         Cinergetika U/L a.s. (formerly SETUZA energetika a.s.)/31/
                         Energetika Chropyne a.s.
                         Teplarna Otrokovice a.s./32/
    Cinergy 2 B.V. (The Netherlands, 6/14/38; formerly
    Midlands Power Asia B.V.)
                         Desarrollo Eolico del Ebro S.A./33/
                         Northeolic Pico Gallo, S.L. (Spain, 8/18/99)/34/ Desarrollos Eolico El Aguila, S.A. (Spain, 10/21/98)/35/
                         Sinergia Aragonesa, S.L. (Spain, 10/28/99)/36/

                                ENDNOTES

/1/ Jointly owned 9% by The Cincinnati Gas & Electric Company, 39.9% by American Electric Power Company, Inc., 4.3% by Columbus Southern Power Company, 4.9% by The Dayton Power and Light Company, 2.5% by Kentucky Utilities Company, 4.9% by Louisville Gas and Electric Company, 16.5% by Ohio Edison Company, 1.5% by Southern Indiana Gas and Electric Company, 4% by The Toledo Edison Company, 12.5% by West Penn Power Company.

/2/ Some of the subsidiaries listed are not currently engaged in active business operations.

/3/ Jointly owned 33-1/3% each with Progress Holdings, Inc. and New Century-Cadence, Inc.

/4/ Jointly owned 10% by Cinergy Capital & Trading, Inc. and 90% by other investors managed via the 1998 CinPower Trust.

/5/ Jointly owned 10% by Cinergy Capital & Trading, Inc. and 90% by other investors managed via the 1999 CinPower Trust.

/6/ Jointly owned 50% by CinCap VIII, LLC and 50% by Duke Energy Trenton,
LLC.

/7/ Jointly owned 43.5% by Cinergy Communications, Inc., 43.5% Lattice Investors, L.P., and 13% by Lattice Partners LTD.

/8/ Jointly owned 33-1/3% each with New Century-Centrus, Inc. and Progress Centrus, Inc.

/9/ Jointly owned 50% each with IGC Energy, Inc.

/10/ Formerly Power International, Inc. and formerly Enertech Associates International, Inc.

/11/ Some of the subsidiaries listed are not currently engaged in active business operations.

/12/  Jointly owned 99.9% by 3036243 Nova Scotia Company and .1% by 1388368
    Ontario, Inc.

/13/ 1381055 Ontario, Inc. (Ontario, 10-22-99) and Rose Technology Group Limited (Ontario, 3-9-84) are predecessors to the amalgamation effective 12-17-99.

/14/ Jointly owned 49% by Cinergy Solutions, Inc. and 51% by Trigen Solutions, Inc.

/15/ Jointly owned 50% each with Trigen Solutions, Inc., a subsidiary of Trigen Energy Corporation.

/16/ Jointly owned 51% by Cinergy Solutions, Inc. and 49% by Trigen Solutions, Inc.

/17/ Effective August 29, 1997, the former Cinergy Cooling Corp. was merged with and into Trigen-Cinergy Solutions of Cincinnati LLC, with said LLC being the surviving company jointly owned 51% by Cinergy Solutions, Inc. and 49% by Trigen Solutions, Inc.

/18/ Jointly owned 50% by Trigen-Cinergy Solutions of St. Paul LLC and 50% by Market Street Energy Company, LLC.

/19/ Some of the subsidiaries listed are not currently engaged in active business operations.

/20/ Jointly owned 30% by Cinergy Global Ely, Inc., and 70% by Energy Power Resources Limited.

/21/ Jointly owned 50% by Cinergy Global San Gorgonio, Inc., 20% by Heller Financial, and 30% by Caithness LLC.

/22/ Jointly owned 50% by Cinergy Global Power, Inc. and 50% by Cinergy Zambia B.V.

/23/ Jointly owned 40% by Cinergy Zambia B.V., 40% by National Grid Holland B.V. (changed its name to National Grid Zambia B.V. on January 12,
1998), 20% was retained by Zambia Consolidated Copper Mines Limited. The local management of Copperbelt Energy Corporation PLC are entitled to a 1% interest in the issued share capital of Copperbelt Energy Corporation PLC vesting in installments over a 4 year period, without payment, and to purchase up to a further 2%, dependent on the company's performance. Cinergy Zambia B.V. is only responsible for providing half of any such share entitlements. Cinergy Zambia B.V., formerly MPII (Zambia) B.V., formerly Seascope Holding B.V., was originally organized in The Netherlands on November 18, 1985. The name was changed to Cinergy Zambia B.V. effective September 18, 1998 and MPII (Zambia) B.V. effective November 19, 1997.

/24/ Jointly owned 48.5% by Cinergy Turbines B.V., 48.5% by Tomen (Europe) B.V., and 3% by Gestion Energetica de Galicia S.A.

/25/ Same company; Under the Bangladesh Companies Act the Baghabari Power Company Limited will require two founding shareholders.

/26/ 95.45% owned by Cinergy Hydro B.V. and 4.55% by the Alvarez de Estrada brothers.

/27/ Jointly owned 50% by Cinergy Global Power Iberia, S.A., 49.98% by Ventovirazon, S.L., and .02% by Fernando Molina Martinez.

/28/ Jointly owned 19.5% by Construcciones y Representaciones Industriales S.A., 41% by Elecdey, 10% by Nuevos Riesgos del Progreso, 18.5% by I.D.A.E., and 10.5% by Caja de Cataluna.

/29/ Jointly owned 50% by Contrucciones y Representaciones Industriales, SA, 49.98% by Pe da Mula, S.L., and .02% by Fernando Molina Martinez.

/30/ Jointly owned 67% by Cinergy 1 B.V. and 33% by AS Sthenos Grupp, an Estonian investment company.

/31/ 700 out of 701 shares of stock acquired by Cinergy Global Resources, B.V. One Share retained by the seller, SETUZA a.s.

/32/ Jointly owned 12% by Cinergy Global Resources 1 B.V., 86% by Newton Stock Investments a.s., and 2% by small investors.

/33/ Jointly owned 50% by Cinergy 2 B.V., 38% by Jorge S.A. and 12% by Valle del Ebro Ingenieria y Consultoria, S.L.

/34/  Jointly owned 20% by Cinergy 2 B.V. and 79.9% by Northeolic, S.A.

/35/ Jointly owned 11.50% by Cinergy 2 B.V., 45.13% by Financiera Agroganadera, S.A., and 43.37% by Valle del Ebro Ingenieria y Consultoria, S.L.

/36/ Jointly owned 20% by Cinergy 2 B.V., 40% by Jorge, S.A., and 40% by Valledel Ebro Ingenieria y Consultoria, S.L.